Exhibit 99.h(2)(iv)

FINANCIAL SERVICES AGREEMENT

AGREEMENT made as of the 1st day of June 1996, by and between (i) Compass Capital Group, Inc. (“Compass”), a Delaware Corporation; (ii) PFPC Inc. (iii) Merrill Lynch Financial Data Services, Inc. (“MLFDS”) a Florida corporation; and (iv) Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a Delaware corporation.

WITNESSETH:

WHEREAS, Compass Capital Funds (“Compass Funds”) is an investment company registered under the Investment Company Act of 1940, as amended (the “Act”) consisting of each of the Portfolios listed on Schedule A hereto as such schedule may be amended from time to time (each, a “Fund”); and

WHEREAS, Compass is the Co-Administrator for Compass Funds; and

WHEREAS, PFPC Inc. is the transfer agent, dividend disbursing agent, and shareholder servicing agent for Compass Funds; and

WHEREAS, MLFDS, a transfer agent registered under the Securities Exchange Act of 1934, has presented to PFPC Inc. the various administrative services that may be performed by MLPF&S; and

WHEREAS, Compass desires to retain MLPF&S to perform such services and MLPF&S is willing and able to furnish such services on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, each party hereto severally agrees, as follows:

1.                         MLPF&S agrees to perform the administrative services specified in Exhibit A hereto (the “Services”) for the benefit of the shareholders of Compass Funds who maintain shares of any of such Funds in brokerage accounts with MLPF&S and whose shares are Included in the master account referred to in paragraph 1 of Exhibit A (collectively, the “MLPF&S customers”).

2.                         (a) MLPF&S agrees that it will maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Services, and will otherwise comply with all law, rules and regulations applicable to the Services. Upon the request of Compass, MLPF&S shall provide copies of all the historical records relating to transactions involving Compass Funds and MLPF&S customers, in each case as may reasonably be requested to enable the Funds or its representatives, including without limitation its auditors, investment advisor, Compass, PFPC Inc. or successor transfer agent or distributor, to monitor and review the Services, or to comply with any request of the board of directors, or trustees or general partners (collectively, the “Directors”) of the Compass Funds

1

or of a governmental body, self-regulatory organization or a shareholder. MLPF&S agrees that it will permit Compass and PFPC Inc. or their representatives to have reasonable access to its personnel and records in order to facilitate the monitoring of the quality of the services. It is understood that notwithstanding anything herein to the contrary, neither MLFDS nor MLPF&S shall be required to provide the names and addresses of MLPF&S customers to Compass, PFPC Inc. or their representatives, unless applicable laws otherwise require.

(b)                   Compass agrees that it and its representatives given access to records in accordance with subparagraph 2(a), shall treat all such records as confidential and shall not disclose information contained therein except as permitted under subparagraph 2(a).

(c)                    All records maintained pursuant to subparagraph 2(a) shall be the exclusive property of MLPF&S notwithstanding any release thereof in accordance with this Agreement. No person having access to such records may use such records to solicit, directly or indirectly, any customer of MLPF&S or MLFDS for any purpose. The provisions of paragraphs 2(b) and 2(c) shall survive the termination of this agreement.

3.                         MLPF&S may contract with or establish relationships with MLFDS, or other parties for the provision of the Services or other activities of MLPF&S required by the Agreement.

4.                         Each of MLPF&S and MLFDS, hereby agrees to notify promptly Compass if for any reason either of them is unable to perform fully and promptly any of its obligations under this Agreement.

5.                         Each of MLPF&S and MLFDS, hereby represent that neither of them now owns or holds with power to vote any shares of Compass Funds which are registered in the name of MLPF&S or the name of its nominee and which are maintained in MLPF&S brokerage accounts.

6.                         The provisions of the Agreement shall in no way limit the authority of any of Compass or PFPC Inc. to take such action as either of such parties may deem appropriate or advisable in connection with all matters relating to the operations of any of such Funds and/or sale of its shares.

7.                         In consideration of the performance of the services by MLPF&S and MLFDS, Compass agrees to compensate MLFDS at the rate of $16.00 annually per each MLPF&S customer account holding shares of a Fund which shares were subject to an up-front sales load or no sales load, and $19.00 annually per MLPF&S customer account holding shares of a Fund that are subject to a contingent deferred sales charge (“CDSC”); provided, however, if all shares in an MLPF&S customer account have been held for the requisite time period such that the shares are no longer subject to a CDSC, then MLFDS will be compensated at the rate of $16.00 annually for such MLPF&S customer account. These rates are the current standard rates for the services provided by MLFDS and MLPF&S hereunder. Payment shall be made monthly based upon the number of MLPF&S customer/shareholders of a Fund who hold

2

shares of such Fund in a MLPF&S brokerage account for any part of the subject month. This number shall be certified each year by independent public accountants retained by MLPF&S as of a month selected by Compass or PFPC Inc., such certification to be at the expense of MLPF&S. It is further agreed that, notwithstanding anything herein to the contrary, MLPF&S will not request any Increase in the compensation hereunder to be effective prior to September 30, 1996.

In the event MLPF&S or MLFDS, as its agent were to mail any Fund’s proxy materials, reports, prospectuses and other information to MLPF&S customers/shareholders of any Fund who are MLPF&S customers pursuant to paragraph 4 of Exhibit A, PFPC Inc. or Compass agrees to reimburse MLPF&S or MLFDS, Inc., as the case may be, for postage, handling fees and reasonable costs of supplies used by it in such mailings in an amount to be determined in accordance with the rates set forth in Rule 451.90 of the New York Stock Exchange Inc.

8.                         MLFDS, shall indemnify and hold harmless Compass and PFPC Inc. from and against any and all of losses or liabilities that any one or more of them may incur, including without limitation reasonable attorneys’ fees, expenses and cost, arising out of or related to the performance or non-performance of MLPF&S or MLFDS of its responsibilities under this Agreement, excluding, however, any such claims, suits, loss, damage or cost caused by, or contributed to, by Compass or PFPC Inc., as to which Compass and PFPC Inc. shall indemnify, hold harmless and defend MLFDS and MLPF&S on the same basis as set forth above.

3

9.                                  This Agreement may be terminated at any time by each of MLPF&S and MLFDS or by Compass upon 30 days written notice to MLFDS. This agreement may also be terminated at any time without penalty upon 30 days written notice to MLFDS that a majority of the Directors of the Funds have determined to terminate its agreement(s) with PFPC Inc. pertaining to its transfer agent services. The provisions of paragraph 2 shall continue in full force and effect after termination of this Agreement. Notwithstanding the foregoing, this Agreement shall not require MLPF&S to preserve any records relating to this Agreement beyond the time periods otherwise required by the laws to which MLPF&S is subject.

10.                            It is understood and agreed that in performing the services under this Agreement, neither MLPF&S nor MLFDS acting in its capacity described herein shall be acting as an agent for Compass or any of the Compass Funds.

11.                            This agreement, Including its Exhibit and Schedule, constitutes the entire agreement between the parties with respect to the matters dealt with herein, and supersedes any previous agreements and documents with respect to such matters.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC.		MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

By:		By:

Print Name: Harry P. Allex		Print Name: William A. Bridy

Title: Sr. Vice President		Title: President

PFPC INC.		COMPASS CAPITAL GROUP, INC.

By:	/s/ Marie S. Gipple	By:	/s/ Karen Sabath

Print Name:	Marie S. Gipple	Print Name:	Karen Sabath

Title:	Vice President	Title:	President

4

EXHIBIT A

Pursuant to the Agreement by and among the parties hereto, MLPF&S shall perform the following Services:

1.                             Maintain separate records for each shareholder of the Compass Funds who hold shares of a Fund in a brokerage account with MLPF&S (“MLPF&S customers”), which records shall reflect shares purchased and redeemed and share balances. MLPF&S shall maintain a single master account with the transfer agent of the Fund on behalf of MLPF&S customers and such account shall be in the name of MLPF&S or its nominee as the record owner of the shares owned by such customers.

2.                             Disburse or credit to MLPF&S customers all proceeds of redemptions of shares of the Fund and all dividends and other distributions not reinvested in shares of the Fund.

3.                             Prepare and transmit to MLPF&S customers periodic account statements showing the total number of shares owned by the customer as of the statement closing date, purchases and redemptions of Fund shares by the customer during the period covered by the statement and the dividends and other distributions paid to the customer during the statement period (whether paid in cash or reinvested in Fund shares).

4.                             Transmit to MLPF&S customers proxy materials and reports and other information received by MLPF&S from any of the Funds and required to be sent to shareholders under the federal securities laws, and, upon request of the Fund’s transfer agent transmit to MLPF&S customers material fund communications deemed by the Fund, through its Board of Directors or other similar governing body, to be necessary and proper for receipt by all fund beneficial shareholders.

5.                             Transmit to the Fund’s transfer agent purchase and redemption orders on behalf of MLPF&S customers.

6.                             Provide to Compass, or to PFPC Inc. acting in its capacity as transfer agent for any of the Funds, or any of the agents designated by any of them, such periodic reports as shall reasonably be concluded to be necessary to enable any of the Funds and its distributor to comply with State Blue Sky requirements.

5

SCHEDULE A

COMPASS FUNDS

Compass International Emerging Markets Class A

Compass Growth Equity Class A

Compass Growth Equity Class C

Compass Balanced Fund Class A

Compass Balanced Fund Class B

Compass Balanced Fund Class C

Compass International Equity Fund Class A

Compass International Equity Fund Class B

Compass International Equity Fund Class C

Compass Value Equity Fund Class A

Compass Value Equity Fund Class B

Compass Value Equity Fund Class C

Compass Index Equity Fund

Compass Small Cap Value Equity Fund Class A

Compass Small Cap Value Equity Fund Class B

Compass Small Cap Growth Equity Fund Class A

Compass Small Cap Growth Equity Fund Class C

Compass Select Equity Fund Class A

Compass Select Equity Fund Class B

Compass International Bond Fund Class A

Compass International Bond Fund Class C

Compass Ohio Tax Free Income Fund Class A

Compass Ohio Tax Free Income Fund Class B

Compass Pennsylvania Tax Free Income Fund Class A

Compass Pennsylvania Tax Free Income Fund Class B

Compass Pennsylvania Tax Free Income Fund Class C

Compass Short Government Bond Fund Class A

Compass Short Government Bond Fund Class C

Compass Intermediate Term Bond Fund

Compass Government Income Fund Class A

Compass Government Income Fund Class B

Compass Managed Income Fund

Compass Tax Free Income Fund Class A

Compass Tax Free Income Fund Class C

Compass Intermediate Government Fund

Compass Small Cap Growth Fund Class B

Compass New Jersey Tax Free Income Fund Class C

Compass Core Bond Fund Class C

6

Execution Copy

FIRST AMENDMENT TO FINANCIAL SERVICES AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”) by and between BlackRock Advisors, LLC (as successor to Compass Capital Group, Inc. and BlackRock Advisors, Inc.) (“BlackRock Advisors”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) is made to that certain Financial Services Agreement dated June 1, 1996 by and among Compass Capital Group, Inc., PFPC Inc. (“PFPC”), Merrill Lynch Financial Data Services, Inc. (“MLFDS”) and MLPF&S (the “Agreement”), and effective as of the close of business on September 29, 2006.

W I T N E S S E T H:

WHEREAS, Merrill Lynch & Co., Inc. (“Merrill Lynch”), BlackRock, Inc. (“Old BlackRock”), New BlackRock, Inc. (“BlackRock”) and a “BlackRock Merger Sub” entered into a Transaction Agreement and Plan of Merger, dated as of February 15, 2006, pursuant to which Old BlackRock would become a wholly owned Subsidiary of BlackRock and Merrill Lynch would sell to BlackRock certain asset management businesses currently operated as Merrill Lynch Investment Managers (“MLIM”) in exchange for shares of common stock and preferred stock of BlackRock (collectively, the “Transaction”);

WHEREAS, in connection with the closing of the Transaction and as approved by the shareholders of the registered open-end investment companies and continuously offered closed-end investment companies advised by registered investment advisers controlled by Merrill Lynch (the “Legacy Merrill Lynch Funds”), certain registered investment advisers controlled by BlackRock will become the investment advisers to the Legacy Merrill Lynch Funds;

WHEREAS, prior to the closing of the Transaction, MLFDS provided transfer agency services and certain other financial services to the Legacy Merrill Lynch Funds (except the “Institutional Money Funds” set forth on Appendix 1 hereto) pursuant to that certain Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement dated January 2, 2004;

WHEREAS, upon the closing of the Transaction, MLFDS will cease to be the transfer agent to the Legacy Merrill Lynch Funds of which it was the transfer agent except those certain “CMA Money Funds” set forth on Appendix 2 hereto and those certain “Other Retail Money Funds” set forth on Appendix 3 hereto (the Legacy Merrill Lynch Funds not including the CMA Money Funds and Other Retail Money Funds are hereinafter referred to as the “New BlackRock Funds”); and

WHEREAS, BlackRock Advisors and MLPF&S desire to amend the Agreement to (i) remove PFPC and MLFDS as parties thereto such that all rights and obligations of PFPC and MLFDS shall be terminated thereunder and PFPC and MLFDS have agreed to be removed as parties to the Agreement and have acknowledged their agreement in a separate writing made a part hereof, and (ii) include the New BlackRock Funds thereunder;

NOW, THEREFORE, in consideration of the forgoing premises and mutual covenants, agreements and promises contained in this Amendment, the parties hereto, intending to be legally bound, agree as follows:

1.                                       Amendments to the Agreement. The Agreement is hereby amended as follows

(a)                                  The term “Compass Capital Group, Inc.” and defined term “Compass” in the Agreement are deleted and replaced with the terms “BlackRock Advisors, LLC” and “BlackRock Advisors” respectively.

(b)                                 The first WHEREAS clause is deleted in its entirely and replaced with the following:

WHEREAS, the “BlackRock Funds” are comprised of those registered open-end investment companies or series thereof and continuously offered closed-end investment companies advised by BlackRock Advisors or its “affiliated persons” (as such term in defined in Section 2(a)(3) of the Investment Company Act of 1940) and listed on the Schedule A hereto (each a “Fund”), as such schedule may be amended from time to time in accordance with paragraph 12 hereof; and

(c)                                  The defined term “Compass Funds” is deleted and replaced with the defined term “BlackRock Funds.”

(d)                                 With respect to paragraph 2(a): (i) the term “PFPC Inc.” is deleted from the second and fourth sentences; (ii) the words “and PFPC Inc.” are deleted from the third sentence; and (iii) the phrase “neither MLFDS nor MLPF&S” is deleted from the fourth sentence and replaced with “MLPF&S.” With respect to paragraph 2(c) the words “or MLFDS” are deleted.

(e)                                  Paragraph 4 is deleted in its entirety and replaced with the following:

MLPF&S hereby agrees to notify promptly BlackRock Advisors if for any reason it is unable perform fully and promptly any of its obligations under this Agreement.

(f)                                    Paragraph 5 is deleted in its entirety and replaced with the following:

MLPF&S hereby represents that it does not now own or hold with power to vote any shares of BlackRock Fund which are registered in the name of MLPF&S or the name of its nominee and which are maintained in MLPF&S brokerage accounts.

(g)                                 Paragraph 6 is deleted in its entirety and replaced with the following:

The provisions of this Agreement shall in no way limit the authority of BlackRock Advisors to take such action as it may deem appropriate or advisable in connection with all matters relating the operations of any of such Funds and/or sale of such Funds’ shares.

(h)                                 Paragraph 7 is deleted in its entirety and replaced with the following:

MLPF&S will invoice BlackRock Advisors for the Services provided hereunder, and BlackRock Advisors shall pay or cause the BlackRock Funds to pay such invoiced amounts, which invoices will be calculated by MLPF&S in accordance with the Schedule of Fees hereto. Such payments shall be made by BlackRock Advisors (or the BlackRock Funds) to MLPF&S promptly upon a receipt of the invoice therefor (and in any case no later than thirty (30) business days after receipt thereof) by Federal funds wire to the account specified by MLPF&S.

In the event MLPF&S or its agents were to mail any Fund proxy materials, reports, prospectuses and other information to MLPF&S customers/shareholders of any Fund who are MLPF&S customers pursuant to paragraph 4 of Exhibit A, BlackRock Advisors agree to reimburse MLPF&S or cause the Fund to reimburse MLPF&S for postage, handling fees and reasonable costs of supplies used by it in such mailings in an amount to be determined in accordance with the rates set forth in Rule 451.90 of the New York Stock Exchange Inc. In addition, fees and expense reimbursements in connection with-extraordinary services, including, but not limited to, mandated servicing changes, remedial actions necessitated by errors or omissions of a Fund or any of its agents, will be mutually agreed by the parties prior to performance of such services.

(i)                                     With respect to paragraph 8: (i) the words “and PFPC Inc.” and “or PFPC Inc.” are deleted where they appear, and (ii) the words “or MLFDS” and “MLFDS and” are deleted where they appear.

(j)                                     With respect to paragraph 9: (i) the phrase “each of MLPF&S and MLFDS” is deleted and replaced with the phrase “by MLPF&S” in the first sentence, (ii) the term “MLFDS” which appears as the last term in the first sentence is replaced with “MLPF&S”; and (iii) the second sentence is deleted in its entirety which reads: “This agreement may also be terminated at any time without penalty upon 30 days written notice to MLFDS that a majority of the Directors of the Funds have determined to terminate its agreement(s) with PFPC, Inc. pertaining to its transfer agent services.”

(k)                                  With respect to paragraph 10, the term “MLFDS” is deleted and replaced with the phrase “any of the other parties with which it may contract or establish relationships for the provision of Services”

(1)                                  Paragraph 11 is deleted in its entirety and replaced with the following:

This Agreement, including its Appendices, Exhibit and Schedules, constitutes the entire agreement among the parties hereto with respect to the matters dealt with herein, and supercedes any previous agreements and documents with respect to such matters.

(m)                               A new paragraph 12 is added as follows:

No modification, amendment, supplement to, or waiver of this Agreement or any of its provisions or any Appendix, Exhibit or Schedule hereto shall be binding upon the parties hereto unless made in writing and duly signed by the party against whom enforcement thereof is sought. Notwithstanding the foregoing, Schedule A may be amended, at any time and from time to time, to add (as requested or approved by BlackRock Advisors) a new open-end investment company or series thereof or continuously offered closed-end investment company (each a “fund”) or remove (with notice to BlackRock Advisors) funds, which amended Schedule A shall be evidenced solely upon the books and records of MLPF&S or an affiliate and supercede the paper-based Schedule A attached hereto. This Agreement shall be binding with respect to shares of funds added to Schedule A upon the first purchase by a customer of MLPF&S of any shares of such additional Funds.

(n)                                 With respect to Exhibit A, the phrase “or to PFPC Inc. acting in its capacity as transfer agent for any of the Funds” in item number six is deleted and replaced with the phrase “or the transfer agent of the Funds”.

(o)                                 Schedule A is deleted in its entirety and replaced with the Schedule A attached to this Amendment.

(p)                                 A new Schedule of Fees is added, which Schedule of Fees is attached to this Amendment.

2.                                       Supplement to the Agreement. The following provision shall supplement the Services Agreement between the parties:

Scope of the Agreement. MLPF&S and BlackRock Advisors agree that the performance of Services (as such term is defined in the Agreement) by MLPF&S for the benefit of shareholders of the Funds who are customers of certain introducing broker-dealers that clear and/or settle securities transactions through the Broadcort Division of MLPF&S shall be treated as if such financial services were provided to customers of MLPF&S. Accordingly, all provisions of the Agreement shall be interpreted consistently with the foregoing agreement.

3.                                       Governing Law. This Amendment shall be governed by the laws of the State of New York, without giving effect to conflict of law provisions.

4.                                       Counterparts. This Amendment may be executed in counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized persons.

MERRILL LYNCH, PIERCE, FENNER &
SMITH INCORPORATED

By:	/s/ Erin F. Donnelly
Erin F. Donnelly
Director, Mutual Funds

BLACKROCK ADVISORS, LLC

By:	/s/ Frank Porcelli

Print name:	Frank Porcelli

Title:	Managing Director

APPENDIX 1

INSTITUTIONAL MONEY FUNDS

Merrill Lynch Government Fund

Merrill Lynch Treasury Fund

Merrill Lynch Institutional Tax-Exempt Fund

Merrill Lynch Premier Institutional Fund

Merrill Lynch Institutional Fund

Merrill Lynch Capital Reserve Fund

APPENDIX 2

CMA MONEY FUNDS

CMA Tax-Exempt Fund

CMA Multi-State Municipal Series Trust

CMA Arizona Municipal Money Fund

CMA California Municipal Money Fund

CMA Connecticut Municipal Money Fund

CMA Florida Municipal Money Fund

CMA Massachusetts Municipal Money Fund

CMA Michigan Municipal Money Fund

CMA New Jersey Municipal Money Fund

CMA New York Municipal Money Fund

CMA North Carolina Municipal Money Fund

CMA Ohio Municipal Money Fund

CMA Pennsylvania Municipal Money Fund

CMA Money Fund

CMA Treasury Fund

CMA Government Securities Fund

WCMA Government Securities Fund

WCMA Money Fund

WCMA Tax-Exempt Fund

WCMA Treasury Fund

APPENDIX 3

OTHER RETAIL MONEY FUNDS

Merrill Lynch Ready Asset Trust

Merrill Lynch Retirement Reserves Money Fund

Merrill Lynch U.S. Treasury Money Fund

Merrill Lynch U.S.A. Government Reserves

SCHEDULE A

BLACKROCK FUNDS

September 29, 2006

Schedule I Funds:

BlackRock Balanced Capital Fund, Inc.	BlackRock All-Cap Global Resources Portfolio
BlackRock Basic Value Fund, Inc.	BlackRock AMT-Free Municipal Bond Portfolio
BlackRock Basic Value Fund II, Inc.	BlackRock Asset Allocation Portfolio
BlackRock Bond Fund, Inc.	BlackRock Aurora Portfolio
BlackRock High Income Fund	BlackRock Dividend Achievers Portfolio
BlackRock Intermediate Term Fund	BlackRock Enhanced Income Portfolio
BlackRock Bond Fund	BlackRock Global Opportunities Portfolio
BlackRock California Municipal Series Trust	BlackRock Global Resources Portfolio
BlackRock California Insured Municipal Bond Fund	BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Developing Capital Markets Fund, Inc.	BlackRock GNMA Portfolio
BlackRock Equity Dividend Fund	BlackRock Government Income Portfolio
BlackRock EuroFund	BlackRock Health Sciences Opportunities Portfolio
BlackRock Focus Twenty Fund, Inc.	BlackRock High Yield Bond Portfolio
BlackRock Focus Value Fund, Inc.	BlackRock Index Equity Portfolio
BlackRock Series, Inc.	BlackRock Inflation Protected Bond Portfolio
BlackRock Small Cap Growth Fund II	BlackRock Intermediate Bond Portfolio
BlackRock International Fund	BlackRock Intermediate Bond Portfolio II
BlackRock Global Allocation Fund, Inc.	BlackRock Intermediate Government Bond Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock International Bond Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock International Opportunities Portfolio
BlackRock Fundamental Growth Fund, Inc.	BlackRock Investment Trust Portfolio
BlackRock Global Growth Fund, Inc.	BlackRock Legacy Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock Low Duration Bond Portfolio
BlackRock Global Technology Fund, Inc.	BlackRock Managed Income Portfolio
BlackRock Global Value Fund, Inc.	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Healthcare Fund, Inc.	BlackRock Mid-Cap Value Equity Portfolio
Inflation Protected Fund	BlackRock Money Market Portfolio
BlackRock Funds II	BlackRock Delaware Municipal Bond Portfolio
BlackRock International Value Fund	BlackRock Kentucky Municipal Bond Portfolio
BlackRock Large Cap Series Funds, Inc.	BlackRock Ohio Municipal Bond Portfolio
BlackRock Large Cap Value Fund	BlackRock Municipal Money Market Portfolio
BlackRock Large Cap Core Fund	BlackRock NC Municipal MM Portfolio
BlackRock Large Cap Growth Fund	BlackRock NJ Municipal MM Portfolio
BlackRock Latin America Fund, Inc.	BlackRock OH Municipal MM Portfolio
BlackRock Mid Cap Value Opportunities Fund, Inc.	BlackRock PA Municipal MM Portfolio
BlackRock Multi-State Municipal Series Trust	BlackRock Small Cap Core Portfolio
BlackRock Florida Municipal Bond Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock New Jersey Municipal Bond Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock New York Municipal Bond Fund	BlackRock Small/Mid-Cap Growth Equity Portfolio
BlackRock Pennsylvania Municipal Bond Fund	BlackRock NJ Tax-Free Income Portfolio
BlackRock Municipal Bond Fund, Inc.	BlackRock PA Tax-Free Income Portfolio
BlackRock High Yield Municipal Fund	BlackRock Total Return Portfolio

BlackRock National Municipal Fund	BlackRock Total Return Portfolio II
BlackRock Municipal Insured Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Short-Term Municipal Fund	BlackRock U.S. Treasury MM Portfolio
BlackRock Municipal Series Trust	BlackRock Ultrashort Municipal Portfolio
BlackRock Intermediate Municipal Fund	BlackRock VA Municipal MM Portfolio
BlackRock Pacific Fund, Inc.	Large Cap Growth Equity Portfolio
BlackRock Principal Protected Trust	Large Cap Value Equity Portfolio
BlackRock Basic Value Principal Protected Fund
BlackRock Fundamental Growth Principal Protected Fund
BlackRock Core Principal Protected Fund
BlackRock Real Investment Fund
BlackRock Senior Floating Rate Fund, Inc.
BlackRock Senior Floating Rate Fund II, Inc.
BlackRock Short-Term Bond Series, Inc.
BlackRock Short Term Bond Fund
BlackRock Short-Term U.S. Government Fund, Inc.
BlackRock Financial Institutions Series Trust —
Summit Cash Reserves
BlackRock Summit Cash Reserves Fund
BlackRock U.S. Government Fund
BlackRock U.S. High Yield Fund, Inc.
BlackRock Utilities & Telecommunications Fund, Inc.
BlackRock Value Opportunities Fund, Inc.
BlackRock World Income Fund, Inc.

*********************************************************************************************

Schedule II Funds:

BlackRock Index Funds, Inc.
BlackRock Aggregate Bond Index Fund
BlackRock International Index Fund
BlackRock S&P 500 Index Fund
BlackRock Small Cap Index Fund

*********************************************************************************************

Schedule III Funds:

BlackRock Variable Series Funds, Inc.
Mercury American Balanced V.I. Fund
Mercury Basic Value V.I. Fund
Mercury Core Bond V.I. Fund
Mercury Domestic Money Market V.I. Fund
Mercury Fundamental Growth V.I. Fund
Mercury Global Allocation V.I. Fund
Mercury Global Growth V.I. Fund
Mercury Government Bond V.I. Fund
Mercury High Current Income V.I. Fund
Mercury Index 500 V.I. Fund
Mercury International Value V.I. Fund
Mercury Large Cap Core V.I. Fund
Mercury Large Cap Growth V.I. Fund
Mercury Large Cap Value V.I. Fund
Mercury Value Opportunities V.I. Fund

Mercury Utilities and Telecommunications V.I. Fund

BlackRock Series Fund, Inc.

Mercury Balanced Capital Strategy Portfolio

Mercury Large Cap Core Strategy Portfolio

Mercury Core Bond Strategy Portfolio

Mercury Fundamental Growth Strategy Portfolio

Mercury Global Allocation Strategy Portfolio

Mercury High Yield Portfolio

Mercury Intermediate Government Bond Portfolio

Mercury Money Reserve Portfolio

Mercury Low Duration Portfolio

Mercury Global Small Cap Portfolio

Mercury Equity Dividend Portfolio

Mercury Mid Cap Value Opportunities Portfolio

Mercury Small Cap Index Portfolio

*********************************************************************************************

Schedule IV Funds:

[Intentionally Omitted.]

*********************************************************************************************

Schedule V Funds:

Multi Manager — FDP Funds

Franklin Templeton Total Return FDP Fund

Marsico Growth FDP Fund

Van Kampen Value FDP Fund

MFS International FDP Fund

********************************************************************************************

Schedule VI Funds:

BlackRock Managed Account Series (MAS)

BlackRock High Income Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Global Small Cap Portfolio

BlackRock Mid Cap Value Opportunities Portfolio

BlackRock Bond Allocation Target Shares (BATS)

BATS: Series S Portfolio

BATS: Series C Portfolio

BATS: Series M Portfolio

BATS: Series P Portfolio

BATS: Series I Portfolio

Execution Copy

SECOND AMENDMENT TO FINANCIAL SERVICES AGREEMENT

THIS SECOND AMENDMENT (this “Amendment”) by and between BlackRock Advisors, LLC (as successor to Compass Capital Group, Inc. and BlackRock Advisors, Inc.) (“BlackRock Advisors”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) is made to that certain Financial Services Agreement dated June 1, 1996 by and among Compass Capital Group, Inc., PFPC Inc., Merrill Lynch Financial Data Services, Inc. and MLPF&S as amended on September 29, 2006 (the “Agreement”), and effective as of November 1, 2006

W I T N E S S E T H:

WHEREAS, the parties hereto desire to amend the Agreement to add the Institutional Money Funds (as set forth in Appendix 1) to such Agreement;

NOW, THEREFORE, in consideration of the forgoing premises and mutual covenants, agreements and promises contained in this Amendment, the parties hereto, intending to be legally bound, agree as follows:

1.                                       Amendment to the Agreement. The Agreement is hereby amended as follows:

(a)                                  Schedule A is amended to remove the bracketed language “[Intentionally Omitted.]” under the title Schedule IV Funds and to add the following list of funds:

Merrill Lynch Government Fund

Merrill Lynch Treasury Fund

Merrill Lynch Institutional Tax-Exempt Fund

Merrill Lynch Premier Institutional Fund

Merrill Lynch Institutional Fund

Merrill Lynch Capital Reserves Fund

(b)                                 Schedule of Fees is amended to removed the bracketed language “[Intentionally Omitted.]” under the title FEE SCHEDULE IV and to add the following fee schedule:

Pursuant to the Agreement among the parties hereto, the following amount shall be paid in respect of the Schedule IV Funds listed on Schedule A:

An annual fee equal to 0.005% (0.5 bps) of the aggregate average daily net asset value of all shares of all Schedule IV Funds held in MLPF&S customer accounts.

2.                                       Governing Law. This Amendment shall be governed by the laws of the State of New York as if this Agreement were executed and performed entirely within the state of New York.

3.                                       Counterparts. This Amendment may be executed in counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized persons.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Erin F. Donnelly
Erin F. Donnelly
Director, Mutual Funds

BLACKROCK ADVISORS, LLC

By:	/s/ Frank Porcelli

Print name:	Frank Porcelli

Title:	Managing Director

2

THIRD AMENDMENT TO FINANCIAL SERVICES AGREEMENT

THIS THIRD AMENDMENT (this “Amendment”) effective as of                                 , 2009, by and between BlackRock Advisors, LLC (as successor to Compass Capital Group, Inc. and BlackRock Advisors, Inc.) (“BlackRock Advisors”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) is made to that certain Financial Services Agreement dated June 1, 1996 by and among Compass Capital Group, Inc., PFPC Inc., Merrill Lynch Financial Data Services, Inc. and MLPF&S as amended on September 29, 2006 and November 1, 2006 (the “Agreement”).

W I T N E S S E T H:

WHEREAS, the parties hereto desire to amend the Agreement to add a fund to Schedule A thereto;

NOW, THEREFORE, in consideration of the forgoing premises and mutual covenants, agreements and promises contained in this Amendment, the parties hereto, intending to be legally bound, agree as follows:

1.                                       Amendment to the Agreement. The Agreement is hereby amended as follows:

(a)                                 The first WHEREAS clause (as previously amended in the First Amendment) is deleted in its entirety and replaced with the following:

WHEREAS, the “BlackRock Funds” are comprised of those registered open-end investment companies or series thereof and registered closed-end investment companies (including those closed-end companies that are continuously offered and those that are not continuously offered but in each case are not listed on any securities exchange) advised by BlackRock Advisors or its “affiliated persons” (as such term is defined in Section 2(a)(3) of the Investment Company Act of 1940) and listed on Schedule A hereto (each a “Fund”), as such schedule may be amended from time to time in accordance with paragraph 12 hereof; and

(b)                                 Schedule A is amended to add the following fund (“Fund”) to the Schedule I Funds list:

BlackRock Fixed Income Value Opportunities

(c)                                 The Fund will be subject to payments under Schedule I (1) and will be excluded from payments under Schedule I (2), provided that the total amount of such payments will not exceed [   ]% of the total price to the public of the Fund’s common shares sold during the Fund’s initial public offering.

2.                                       Governing Law.  This Amendment shall be governed by the laws of the State of New York as if this Agreement were executed and performed entirely within the state of New York.

3.                                       Counterparts.  This Amendment may be executed in counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized persons.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Erin F. Donnelly
Managing Director, Mutual Funds

BLACKROCK ADVISORS, LLC

By:

Print name:

Title:

2

SCHEDULE A

CLASS	FUND NAME	CUSIP	TICKER

A	BlackRock Aggressive Growth Prepared Portfolio	09256H799	BAAPX
C	BlackRock Aggressive Growth Prepared Portfolio	09256H781	BCAPX
Institutional	BlackRock Aggressive Growth Prepared Portfolio	09256H690	BIAPX
R	BlackRock Aggressive Growth Prepared Portfolio	09256H716	BRAPX
A	BlackRock All-Cap Global Resources Portfolio	091937334	BACAX
B	BlackRock All-Cap Global Resources Portfolio	091937326	BACBX
C	BlackRock All-Cap Global Resources Portfolio	091937318	BACCX
Institutional	BlackRock All-Cap Global Resources Portfolio	091937284	BACIX
Service	BlackRock All-Cap Global Resources Portfolio	091937292	BACSX
A	BlackRock AMT- Free Municipal Bond Portfolio	091928143	CCTAX
BlackRock	BlackRock AMT-Free Municipal Bond Portfolio	091929257	BRTIX
C	BlackRock AMT-Free Municipal Bond Portfolio	091928127	BTICX
Institutional	BlackRock AMT-Free Municipal Bond Portfolio	091928168	CTFIX
Service	BlackRock AMT-Free Municipal Bond Portfolio	091928150	CMITX
B	BlackRock AMT-Free Municipal Bond Portfolio	091928135	BTIBX
A	BlackRock Asset Allocation Portfolio	091927822	PCBAX
B	BlackRock Asset Allocation Portfolio	091927814	CBIBX
C	BlackRock Asset Allocation Portfolio	091927798	BRBCX
Institutional	BlackRock Asset Allocation Portfolio	091927848	PBAIX
Service	BlackRock Asset Allocation Portfolio	091927830	PCBSX
A	BlackRock Aurora Portfolio	091937441	SSRAX
B	BlackRock Aurora Portfolio	091937433	SSRPX
C	BlackRock Aurora Portfolio	091937425	SSRDX
Institutional	BlackRock Aurora Portfolio	091937417	SSRCX
R	BlackRock Aurora Portfolio	09256H872	SSRRX
A	BlackRock Balanced Capital Fund, Inc.	09251C100	MDCPX
B	BlackRock Balanced Capital Fund, Inc.	09251C209	MBCPX
C	BlackRock Balanced Capital Fund, Inc.	09251C308	MCCPX
Institutional	BlackRock Balanced Capital Fund, Inc.	09251C506	MACPX
R	BlackRock Balanced Capital Fund, Inc.	09251C407	MRBPX
A	BlackRock Basic Value Fund, Inc.	09251G101	MDBAX
B	BlackRock Basic Value Fund, Inc.	09251G200	MBBAX
C	BlackRock Basic Value Fund, Inc.	09251G309	MCBAX
Institutional	BlackRock Basic Value Fund, Inc.	09251G507	MABAX
R	BlackRock Basic Value Fund, Inc.	09251G408	MRBVX
A	BlackRock Basic Value Principal Protected Fund	09251E106	MDPVX
B	BlackRock Basic Value Principal Protected Fund	09251E205	MBPVX
C	BlackRock Basic Value Principal Protected Fund	09251E304	MCPVX
Institutional	BlackRock Basic Value Principal Protected Fund	09251E403	MAPVX
A	BlackRock California Insured Municipal Bond Fund	09252Y101	MECMX
A1	BlackRock California Insured Municipal Bond Fund	09252Y200	MDCMX
C	BlackRock California Insured Municipal Bond Fund	09252Y408	MFCMX
C1	BlackRock California Insured Municipal Bond Fund	09252Y507	MCCMX
Institutional	BlackRock California Insured Municipal Bond Fund	09252Y606	MACMX

B	BlackRock California Insured Municipal Bond Fund	09252Y309	MBCMX
A	BlackRock Capital Appreciation Portfolio	091937615	SRLAX
B	BlackRock Capital Appreciation Portfolio	091937599	SRLPX
C	BlackRock Capital Appreciation Portfolio	091937581	SRLCX
Institutional	BlackRock Capital Appreciation Portfolio	091937623	SRLSX
A	BlackRock Conservative Prepared Portfolio	091937177	BACPX
C	BlackRock Conservative Prepared Portfolio	091937169	BCCPX
Institutional	BlackRock Conservative Prepared Portfolio	09256H765	BICPX
R	BlackRock Conservative Prepared Portfolio	09256H773	BRCPX
A	BlackRock Core Principal Protected Fund	09251H109	MDPWX
B	BlackRock Core Principal Protected Fund	09251H208	MBPWX
C	BlackRock Core Principal Protected Fund	09251H307	MCPWX
Institutional	BlackRock Core Principal Protected Fund	09251H406	MAPWX
A	BlackRock Delaware Municipal Bond Portfolio	091929869	BDIAX
C	BlackRock Delaware Municipal Bond Portfolio	091929844	BDICX
Institutional	BlackRock Delaware Municipal Bond Portfolio	091929828	BDTIX
B	BlackRock Delaware Municipal Bond Portfolio	091929851	BDIBX
A	BlackRock Emerging Market Debt Portfolio	09256H278	BAEDX
C	BlackRock Emerging Market Debt Portfolio	09256H369	BCEDX
Institutional	BlackRock Emerging Market Debt Portfolio	09256H260	BEDIX
BlackRock	BlackRock Emerging Market Debt Portfolio	09256H252	BREDX
A	BlackRock Enhanced Income Portfolio	091937706	BRIVX
BlackRock	BlackRock Enhanced Income Portfolio	091937102	BEIPX
Institutional	BlackRock Enhanced Income Portfolio	091937508	BRIIX
Service	BlackRock Enhanced Income Portfolio	091937300	BRISX
A	BlackRock Equity Dividend Fund	09251M108	MDDVX
B	BlackRock Equity Dividend Fund	09251M207	MBDVX
C	BlackRock Equity Dividend Fund	09251M306	MCDVX
Institutional	BlackRock Equity Dividend Fund	09251M504	MADVX
R	BlackRock Equity Dividend Fund	09251M405	MRDVX
Service	BlackRock Equity Dividend Fund	09251M603	MSDVX
A	BlackRock EuroFund	09251N106	MDEFX
B	BlackRock EuroFund	09251N205	MBEFX
C	BlackRock EuroFund	09251N304	MCEFX
R	BlackRock EuroFund	09251N403	MREFX
Institutional	BlackRock EuroFund	09251N502	MAEFX
BlackRock	BlackRock Exchange Portfolio	091937391	STSEX
A	BlackRock Florida Municipal Bond Fund	09253A102	MEFMX
A1	BlackRock Florida Municipal Bond Fund	09253A201	MDFMX
C	BlackRock Florida Municipal Bond Fund	09253A409	MFFMX
C1	BlackRock Florida Municipal Bond Fund	09253A508	MCFMX
Institutional	BlackRock Florida Municipal Bond Fund	09253A607	MAFMX
B	BlackRock Florida Municipal Bond Fund	09253A300	MBFMX
A	BlackRock Focus Growth Fund, Inc.	09251P101	MDFOX
B	BlackRock Focus Growth Fund, Inc.	09251P200	MBFOX
C	BlackRock Focus Growth Fund, Inc.	09251P309	MCFOX
Institutional	BlackRock Focus Growth Fund, Inc.	09251P408	MAFOX
A	BlackRock Focus Value Fund, Inc.	09252E105	MDPNX

B	BlackRock Focus Value Fund, Inc.	09252E204	MBPNX
C	BlackRock Focus Value Fund, Inc.	09252E303	MCPNX
Institutional	BlackRock Focus Value Fund, Inc.	09252E501	MAPNX
R	BlackRock Focus Value Fund, Inc.	09252E402	MRPNX
A	BlackRock Fundamental Growth Fund, Inc.	09251R107	MDFGX
B	BlackRock Fundamental Growth Fund, Inc.	09251R206	MBFGX
C	BlackRock Fundamental Growth Fund, Inc.	09251R305	MCFGX
Institutional	BlackRock Fundamental Growth Fund, Inc.	09251R503	MAFGX
R	BlackRock Fundamental Growth Fund, Inc.	09251R404	MRFGX
A	BlackRock Fundamental Growth Principal Protected Fund	09251E502	MDPUX
B	BlackRock Fundamental Growth Principal Protected Fund	09251E601	MBPUX
C	BlackRock Fundamental Growth Principal Protected Fund	09251E700	MCPUX
Institutional	BlackRock Fundamental Growth Principal Protected Fund	09251E809	MAPUX
A	BlackRock Global Allocation Fund, Inc.	09251T103	MDLOX
B	BlackRock Global Allocation Fund, Inc.	09251T202	MBLOX
C	BlackRock Global Allocation Fund, Inc.	09251T301	MCLOX
Institutional	BlackRock Global Allocation Fund, Inc.	09251T509	MALOX
R	BlackRock Global Allocation Fund, Inc.	09251T400	MRLOX
A	BlackRock Global Dynamic Equity Fund	09251W106	MDEGX
B	BlackRock Global Dynamic Equity Fund	09251W205	MBEGX
C	BlackRock Global Dynamic Equity Fund	09251W304	MCEGX
Institutional	BlackRock Global Dynamic Equity Fund	09251W403	MAEGX
R	BlackRock Global Dynamic Equity Fund	09251W502	MREGX
A	BlackRock Global Emerging Markets Fund, Inc.	09251J105	MDDCX
B	BlackRock Global Emerging Markets Fund, Inc.	09251J204	MBDCX
C	BlackRock Global Emerging Markets Fund, Inc.	09251J303	MCDCX
Institutional	BlackRock Global Emerging Markets Fund, Inc.	09251J402	MADCX
A	BlackRock Global Financial Services Fund, Inc.	09251X104	MDFNX
B	BlackRock Global Financial Services Fund, Inc.	09251X203	MBFNX
C	BlackRock Global Financial Services Fund, Inc.	09251X302	MCFNX
Institutional	BlackRock Global Financial Services Fund, Inc.	09251X500	MAFNX
R	BlackRock Global Financial Services Fund, Inc.	09251X401	MRFNX
A	BlackRock Global Growth Fund, Inc.	09251Y102	MDGGX
B	BlackRock Global Growth Fund, Inc.	09251Y201	MBGGX
C	BlackRock Global Growth Fund, Inc.	09251Y300	MCGGX
Institutional	BlackRock Global Growth Fund, Inc.	09251Y508	MAGGX
R	BlackRock Global Growth Fund, Inc.	09251Y409	MRGWX
A	BlackRock Global Opportunities Portfolio	091937243	BROAX
B	BlackRock Global Opportunities Portfolio	091937235	BROBX
C	BlackRock Global Opportunities Portfolio	091937227	BROCX
Institutional	BlackRock Global Opportunities Portfolio	091937268	BROIX
A	BlackRock Global Resources Portfolio	091937524	SSGRX
B	BlackRock Global Resources Portfolio	091937516	SSGPX
C	BlackRock Global Resources Portfolio	091937490	SSGDX
Institutional	BlackRock Global Resources Portfolio	091937532	SGLSX
A	BlackRock Global SmallCap Fund, Inc.	09252A103	MDGCX
B	BlackRock Global SmallCap Fund, Inc.	09252A202	MBGCX
C	BlackRock Global SmallCap Fund, Inc.	09252A301	MCGCX

Institutional	BlackRock Global SmallCap Fund, Inc.	09252A509	MAGCX
R	BlackRock Global SmallCap Fund, Inc.	09252A400	MRGSX
A	BlackRock GNMA Portfolio	091929745	BGPAX
BlackRock	BlackRock GNMA Portfolio	091929240	BBGPX
C	BlackRock GNMA Portfolio	091929729	BGPCX
Institutional	BlackRock GNMA Portfolio	091929695	BGNIX
Service	BlackRock GNMA Portfolio	091929711	BGPSX
B	BlackRock GNMA Portfolio	091929737	BGPBX
A	BlackRock Government Income Portfolio	091928374	CCGAX
B1	BlackRock Government Income Portfolio	09256H609	BGIDX
BlackRock	BlackRock Government Income Portfolio	091929232	BGIBX
C	BlackRock Government Income Portfolio	091928358	BGICX
C1	BlackRock Government Income Portfolio	09256H708	BGIEX
Institutional	BlackRock Government Income Portfolio	091928390	BFICX
R	BlackRock Government Income Portfolio	09256H807	BGIRX
Service	BlackRock Government Income Portfolio	091928382	BGSVX
B	BlackRock Government Income Portfolio	091928366	PNGBX
A	BlackRock Growth Prepared Portfolio	091937136	BAGPX
C	BlackRock Growth Prepared Portfolio	091937128	BCGPX
Institutional	BlackRock Growth Prepared Portfolio	09256H724	BIGPX
R	BlackRock Growth Prepared Portfolio	09256H732	BRGPX
A	BlackRock Health Sciences Opportunities Portfolio	091937573	SHSAX
B	BlackRock Health Sciences Opportunities Portfolio	091937565	SHSPX
C	BlackRock Health Sciences Opportunities Portfolio	091937557	SHSCX
Institutional	BlackRock Health Sciences Opportunities Portfolio	091937540	SHSSX
Service	BlackRock Health Sciences Opportunities Portfolio	091937359	SHISX
A	BlackRock Healthcare Fund, Inc.	09252G100	MDHCX
B	BlackRock Healthcare Fund, Inc.	09252G209	MBHCX
C	BlackRock Healthcare Fund, Inc.	09252G308	MCHCX
Institutional	BlackRock Healthcare Fund, Inc.	09252G506	MAHCX
R	BlackRock Healthcare Fund, Inc.	09252G407	MRHCX
A	BlackRock High Income Fund	09252M875	MDHIX
C1	BlackRock High Income Fund	09252M842	MCHIX
Institutional	BlackRock High Income Fund	09252M834	MAHIX
B	BlackRock High Income Fund	09252M867	MBHIX
C	BlackRock High Income Fund	09252M859	MFHIX
A	BlackRock High Yield Bond Portfolio	091929679	BHYAX
B1	BlackRock High Yield Bond Portfolio	09256H302	BHYDX
BlackRock	BlackRock High Yield Bond Portfolio	091929687	BRHYX
C	BlackRock High Yield Bond Portfolio	091929653	BHYCX
C1	BlackRock High Yield Bond Portfolio	09256H401	BHYEX
Institutional	BlackRock High Yield Bond Portfolio	091929638	BHYIX
R	BlackRock High Yield Bond Portfolio	09256H500	BHYRX
Service	BlackRock High Yield Bond Portfolio	091929646	BHYSX
B	BlackRock High Yield Bond Portfolio	091929661	BHYBX
A	BlackRock High Yield Municipal Fund	09253C785	MDYHX
C	BlackRock High Yield Municipal Fund	09253C777	MCYHX
Institutional	BlackRock High Yield Municipal Fund	09253C769	MAYHX

A	BlackRock Income Builder Portfolio	09256H385	BABDX
C	BlackRock Income Builder Portfolio	09256H377	BCBDX
Institutional	BlackRock Income Builder Portfolio	09256H328	BIBDX
A	BlackRock Income Portfolio	09256H351	BAICX
C	BlackRock Income Portfolio	09256H344	BCICX
Institutional	BlackRock Income Portfolio	09256H336	BIICX
A	BlackRock Index Equity Portfolio	091927657	CIEAX
B	BlackRock Index Equity Portfolio	091927640	CIEBX
C	BlackRock Index Equity Portfolio	091927632	CIECX
Institutional	BlackRock Index Equity Portfolio	091927673	PNIEX
Service	BlackRock Index Equity Portfolio	091927665	PNESX
A	BlackRock Inflation Protected Bond Portfolio	091937722	BPRAX
BlackRock	BlackRock Inflation Protected Bond Portfolio	091937755	BPLBX
C	BlackRock Inflation Protected Bond Portfolio	091937698	BPRCX
Institutional	BlackRock Inflation Protected Bond Portfolio	091937748	BPRIX
Service	BlackRock Inflation Protected Bond Portfolio	091937730	BPRSX
B	BlackRock Inflation Protected Bond Portfolio	091937714	BPIBX
A	BlackRock Intermediate Bond II Portfolio	091928325	CCIAX
B	BlackRock Intermediate Bond II Portfolio	091928317	BRIBX
BlackRock	BlackRock Intermediate Bond II Portfolio	091929752	BIBRX
C	BlackRock Intermediate Bond II Portfolio	091928291	BRCIX
Institutional	BlackRock Intermediate Bond II Portfolio	091928341	PNBIX
Service	BlackRock Intermediate Bond II Portfolio	091928333	PIBSX
A	BlackRock Intermediate Government Bond Portfolio	091928549	CIGAX
C	BlackRock Intermediate Government Bond Portfolio	091928523	BIGCX
Institutional	BlackRock Intermediate Government Bond Portfolio	091928564	PNIGX
Service	BlackRock Intermediate Government Bond Portfolio	091928556	PIGSX
B	BlackRock Intermediate Government Bond Portfolio	091928531	BIGBX
A	BlackRock Intermediate Municipal Fund	09253E104	MEMTX
A1	BlackRock Intermediate Municipal Fund	09253E203	MDMTX
C	BlackRock Intermediate Municipal Fund	09253E401	MFMTX
Institutional	BlackRock Intermediate Municipal Fund	09253E609	MAMTX
B	BlackRock Intermediate Municipal Fund	09253E302	MBMTX
A	BlackRock International Bond Portfolio	091928432	BIIAX
BlackRock	BlackRock International Bond Portfolio	091937839	BIBBX
C	BlackRock International Bond Portfolio	091928416	BIBCX
Institutional	BlackRock International Bond Portfolio	091928457	CINSX
Service	BlackRock International Bond Portfolio	091928440	CIFIX
B	BlackRock International Bond Portfolio	091928424	BIIBX
A	BlackRock International Diversification Fund	091936203	BAIDX
C	BlackRock International Diversification Fund	091936302	BCIDX
Institutional	BlackRock International Diversification Fund	091936500	BIIDX
R	BlackRock International Diversification Fund	091936401	BRIDX
A	BlackRock International Fund	09248G107	MDILX
B	BlackRock International Fund	09248G206	MBILX
C	BlackRock International Fund	09248G305	MCILX
Institutional	BlackRock International Fund	09248G404	MAILX
A	BlackRock International Index Fund	09253F309	MDIIX

Institutional	BlackRock International Index Fund	09253F408	MAIIX
A	BlackRock International Opportunities Portfolio	091929307	BREAX
B	BlackRock International Opportunities Portfolio	091929406	BREBX
C	BlackRock International Opportunities Portfolio	091929505	BRECX
Institutional	BlackRock International Opportunities Portfolio	091929109	BISIX
Service	BlackRock International Opportunities Portfolio	091929208	BRESX
A	BlackRock International Value Fund	09253H107	MDIVX
B	BlackRock International Value Fund	09253H206	MBIVX
C	BlackRock International Value Fund	09253H305	MCIVX
Institutional	BlackRock International Value Fund	09253H503	MAIVX
R	BlackRock International Value Fund	09253H404	MRIVX
A	BlackRock Kentucky Municipal Bond Portfolio	091929604	BKIAX
C	BlackRock Kentucky Municipal Bond Portfolio	091929802	BKICX
Institutional	BlackRock Kentucky Municipal Bond Portfolio	091929877	BKTIX
Service	BlackRock Kentucky Municipal Bond Portfolio	091929885	BKISX
B	BlackRock Kentucky Municipal Bond Portfolio	091929703	BKIBX
A	BlackRock Large Cap Core Fund	09250J106	MDLRX
B	BlackRock Large Cap Core Fund	09250J205	MBLRX
C	BlackRock Large Cap Core Fund	09250J304	MCLRX
Institutional	BlackRock Large Cap Core Fund	09250J502	MALRX
R	BlackRock Large Cap Core Fund	09250J403	MRLRX
Service	BlackRock Large Cap Core Fund	09250J726	MSLRX
A	BlackRock Large Cap Core Plus Fund	09250J759	BALPX
C	BlackRock Large Cap Core Plus Fund	09250J742	BCLPX
Institutional	BlackRock Large Cap Core Plus Fund	09250J734	BILPX
K	BlackRock Large Cap Core Retirement Portfolio	09250J767	MKLRX
A	BlackRock Large Cap Growth Fund	09250J601	MDLHX
B	BlackRock Large Cap Growth Fund	09250J700	MBLHX
C	BlackRock Large Cap Growth Fund	09250J809	MCLHX
Institutional	BlackRock Large Cap Growth Fund	09250J874	MALHX
R	BlackRock Large Cap Growth Fund	09250J882	MRLHX
Service	BlackRock Large Cap Growth Fund	09250J866	MSLHX
K	BlackRock Large Cap Growth Retirement Portfolio	09250J783	MKLHX
A	BlackRock Large Cap Value Fund	09250J858	MDLVX
B	BlackRock Large Cap Value Fund	09250J841	MBLVX
C	BlackRock Large Cap Value Fund	09250J833	MCLVX
Institutional	BlackRock Large Cap Value Fund	09250J817	MALVX
R	BlackRock Large Cap Value Fund	09250J825	MRLVX
Service	BlackRock Large Cap Value Fund	09250J791	MSLVX
K	BlackRock Large Cap Value Retirement Portfolio	09250J775	MKLVX
A	BlackRock Latin America Fund, Inc.	09250X105	MDLTX
B	BlackRock Latin America Fund, Inc.	09250X204	MBLTX
C	BlackRock Latin America Fund, Inc.	09250X303	MCLTX
Institutional	BlackRock Latin America Fund, Inc.	09250X402	MALTX
A	BlackRock Lifecycle Prepared Portfolio 2010	09256H674	BAPAX
Institutional	BlackRock Lifecycle Prepared Portfolio 2010	09256H682	BIPAX
R	BlackRock Lifecycle Prepared Portfolio 2010	09256H666	BRPAX
A	BlackRock Lifecycle Prepared Portfolio 2015	09256H641	BAPBX

Institutional	BlackRock Lifecycle Prepared Portfolio 2015	09256H658	BIPBX
R	BlackRock Lifecycle Prepared Portfolio 2015	09256H633	BRPBX
A	BlackRock Lifecycle Prepared Portfolio 2020	09256H617	BAPCX
Institutional	BlackRock Lifecycle Prepared Portfolio 2020	09256H625	BIPCX
R	BlackRock Lifecycle Prepared Portfolio 2020	09256H591	BRPCX
A	BlackRock Lifecycle Prepared Portfolio 2025	09256H575	BAPDX
Institutional	BlackRock Lifecycle Prepared Portfolio 2025	09256H583	BIPDX
R	BlackRock Lifecycle Prepared Portfolio 2025	09256H567	BRPDX
A	BlackRock Lifecycle Prepared Portfolio 2030	09256H542	BAPEX
Institutional	BlackRock Lifecycle Prepared Portfolio 2030	09256H559	BIPEX
R	BlackRock Lifecycle Prepared Portfolio 2030	09256H534	BRPEX
A	BlackRock Lifecycle Prepared Portfolio 2035	09256H518	BAPGX
Institutional	BlackRock Lifecycle Prepared Portfolio 2035	09256H526	BIPGX
R	BlackRock Lifecycle Prepared Portfolio 2035	09256H492	BRPGX
A	BlackRock Lifecycle Prepared Portfolio 2040	09256H476	BAPHX
Institutional	BlackRock Lifecycle Prepared Portfolio 2040	09256H484	BIPHX
R	BlackRock Lifecycle Prepared Portfolio 2040	09256H468	BRPHX
A	BlackRock Lifecycle Prepared Portfolio 2045	09256H443	BAPJX
Institutional	BlackRock Lifecycle Prepared Portfolio 2045	09256H450	BIPJX
R	BlackRock Lifecycle Prepared Portfolio 2045	09256H435	BRPJX
A	BlackRock Lifecycle Prepared Portfolio 2050	09256H419	BAPKX
Institutional	BlackRock Lifecycle Prepared Portfolio 2050	09256H427	BIPKX
R	BlackRock Lifecycle Prepared Portfolio 2050	09256H393	BRPKX
A	BlackRock Long Duration Bond Portfolio	091937219	BLADX
BlackRock	BlackRock Long Duration Bond Portfolio	091937193	BLDRX
Institutional	BlackRock Long Duration Bond Portfolio	091937185	BLDIX
A	BlackRock Low Duration Bond Portfolio	091928267	BLDAX
A1	BlackRock Low Duration Bond Portfolio	09256H856	CMGAX
B1	BlackRock Low Duration Bond Portfolio	09256H849	BLDDX
B2	BlackRock Low Duration Bond Portfolio	09256H831	CLDDX
BlackRock	BlackRock Low Duration Bond Portfolio	091928234	CLDBX
C	BlackRock Low Duration Bond Portfolio	091928242	BLDCX
C1	BlackRock Low Duration Bond Portfolio	09256H823	BLDEX
C2	BlackRock Low Duration Bond Portfolio	09256H815	CLDCX
Institutional	BlackRock Low Duration Bond Portfolio	091928283	BFMSX
Service	BlackRock Low Duration Bond Portfolio	091928275	CMGBX
B	BlackRock Low Duration Bond Portfolio	091928259	BLDBX
A	BlackRock Managed Income Portfolio	091928804	CMIAX
C	BlackRock Managed Income Portfolio	091928879	BMICX
Institutional	BlackRock Managed Income Portfolio	091928606	PNMIX
Service	BlackRock Managed Income Portfolio	091928705	PMISX
B	BlackRock Managed Income Portfolio	091928887	BMIBX
A	BlackRock Mid Cap Value Opportunities Fund	09255V104	MDRFX
B	BlackRock Mid Cap Value Opportunities Fund	09255V203	MBRFX
C	BlackRock Mid Cap Value Opportunities Fund	09255V302	MCRFX
Institutional	BlackRock Mid Cap Value Opportunities Fund	09255V500	MARFX
R	BlackRock Mid Cap Value Opportunities Fund	09255V401	MRRFX
A	BlackRock Mid-Cap Growth Equity Portfolio	091928846	BMGAX

B	BlackRock Mid-Cap Growth Equity Portfolio	091928838	BMGBX
C	BlackRock Mid-Cap Growth Equity Portfolio	091928820	BMGCX
Institutional	BlackRock Mid-Cap Growth Equity Portfolio	091928861	CMGIX
R	BlackRock Mid-Cap Growth Equity Portfolio	09256H864	BMRRX
Service	BlackRock Mid-Cap Growth Equity Portfolio	091928853	CMGSX
A	BlackRock Mid-Cap Value Equity Portfolio	091928788	BMCAX
B	BlackRock Mid-Cap Value Equity Portfolio	091928770	BMCVX
C	BlackRock Mid-Cap Value Equity Portfolio	091928762	BMCCX
Institutional	BlackRock Mid-Cap Value Equity Portfolio	091928812	CMVIX
Service	BlackRock Mid-Cap Value Equity Portfolio	091928796	CMVSX
A	BlackRock Moderate Prepared Portfolio	091937151	BAMPX
C	BlackRock Moderate Prepared Portfolio	091937144	BCMPX
Institutional	BlackRock Moderate Prepared Portfolio	09256H740	BIMPX
R	BlackRock Moderate Prepared Portfolio	09256H757	BRMPX
A	BlackRock Money Market Portfolio	091927301	PINXX
B	BlackRock Money Market Portfolio	091927400	CIBXX
C	BlackRock Money Market Portfolio	091927509	BMCXX
Institutional	BlackRock Money Market Portfolio	091927103	PNIXX
Service	BlackRock Money Market Portfolio	091927202	PNPXX
A	BlackRock Municipal Insured Fund	09253C108	MDMIX
C	BlackRock Municipal Insured Fund	09253C306	MFMIX
C1	BlackRock Municipal Insured Fund	09253C405	MCMIX
Institutional	BlackRock Municipal Insured Fund	09253C504	MAMIX
B	BlackRock Municipal Insured Fund	09253C207	MBMIX
A	BlackRock Municipal Money Market Portfolio	091927152	CPAXX
Institutional	BlackRock Municipal Money Market Portfolio	091927178	PNMXX
Service	BlackRock Municipal Money Market Portfolio	091927160	PNTXX
A	BlackRock National Municipal Fund	09253C603	MDNLX
C	BlackRock National Municipal Fund	09253C801	MFNLX
C1	BlackRock National Municipal Fund	09253C884	MCNLX
Institutional	BlackRock National Municipal Fund	09253C876	MANLX
B	BlackRock National Municipal Fund	09253C702	MBNLX
A	BlackRock Natural Resources Trust	09252H108	MDGRX
B	BlackRock Natural Resources Trust	09252H207	MBGRX
C	BlackRock Natural Resources Trust	09252H306	MCGRX
Institutional	BlackRock Natural Resources Trust	09252H405	MAGRX
A	BlackRock New Jersey Municipal Bond Fund	09253A706	MENJX
A1	BlackRock New Jersey Municipal Bond Fund	09253A805	MDNJX
B1	BlackRock New Jersey Municipal Bond Fund	09253A870	MBNJX
C	BlackRock New Jersey Municipal Bond Fund	09253A862	MFNJX
C1	BlackRock New Jersey Municipal Bond Fund	09253A854	MCNJX
Institutional	BlackRock New Jersey Municipal Bond Fund	09253A847	MANJX
Service	BlackRock New Jersey Municipal Bond Fund	09253A839	MSNJX
B	BlackRock New Jersey Municipal Bond Fund	09253A888	MGNJX
A	BlackRock New Jersey Municipal Money Market Portfolio	091927483	CNJXX
Institutional	BlackRock New Jersey Municipal Money Market Portfolio	091927517	BNJXX
Service	BlackRock New Jersey Municipal Money Market Portfolio	091927491	CMFXX
A	BlackRock New York Municipal Bond Fund	09253A821	MENKX

A1	BlackRock New York Municipal Bond Fund	09253A813	MDNKX
C	BlackRock New York Municipal Bond Fund	09253A789	MFNKX
C1	BlackRock New York Municipal Bond Fund	09253A771	MCNKX
Institutional	BlackRock New York Municipal Bond Fund	09253A763	MANKX
B	BlackRock New York Municipal Bond Fund	09253A797	MBNKX
A	BlackRock North Carolina Municipal Money Market Portfolio	091927327	CNAXX
Institutional	BlackRock North Carolina Municipal Money Market Portfolio	091927343	PNCXX
Service	BlackRock North Carolina Municipal Money Market Portfolio	091927335	CNCXX
A	BlackRock Ohio Municipal Bond Portfolio	091928192	CCOAX
C	BlackRock Ohio Municipal Bond Portfolio	091928176	BOHCX
Institutional	BlackRock Ohio Municipal Bond Portfolio	091928226	CCOIX
Service	BlackRock Ohio Municipal Bond Portfolio	091928218	COHSX
B	BlackRock Ohio Municipal Bond Portfolio	091928184	CCOHX
A	BlackRock Ohio Municipal Money Market Portfolio	091927210	COHXX
Institutional	BlackRock Ohio Municipal Money Market Portfolio	091927236	COIXX
Service	BlackRock Ohio Municipal Money Market Portfolio	091927228	POSXX
A	BlackRock Pacific Fund, Inc.	09252J104	MDPCX
B	BlackRock Pacific Fund, Inc.	09252J203	MBPCX
C	BlackRock Pacific Fund, Inc.	09252J302	MCPCX
Institutional	BlackRock Pacific Fund, Inc.	09252J500	MAPCX
R	BlackRock Pacific Fund, Inc.	09252J401	MRPCX
A	BlackRock Pennsylvania Municipal Bond Fund	09253A755	MEPYX
A1	BlackRock Pennsylvania Municipal Bond Fund	09253A748	MDPYX
B1	BlackRock Pennsylvania Municipal Bond Fund	09253A722	MBPYX
C	BlackRock Pennsylvania Municipal Bond Fund	09253A714	MFPYX
C1	BlackRock Pennsylvania Municipal Bond Fund	09253A698	MCPYX
Institutional	BlackRock Pennsylvania Municipal Bond Fund	09253A680	MAPYX
Service	BlackRock Pennsylvania Municipal Bond Fund	09253A672	MSPYX
B	BlackRock Pennsylvania Municipal Bond Fund	09253A730	MGPYX
A	BlackRock Pennsylvania Municipal Money Market Portfolio	091927269	PENXX
Institutional	BlackRock Pennsylvania Municipal Money Market Portfolio	091927285	PPIXX
Service	BlackRock Pennsylvania Municipal Money Market Portfolio	091927277	PNSXX
A	BlackRock S & P 500 Index Fund	09253F507	MDSRX
Institutional	BlackRock S & P 500 Index Fund	09253F606	MASRX
A	BlackRock Science & Technology Opportunities Portfolio	091929570	BGSAX
B	BlackRock Science & Technology Opportunities Portfolio	091929588	BGSBX
C	BlackRock Science & Technology Opportunities Portfolio	091929596	BGSCX
Institutional	BlackRock Science & Technology Opportunities Portfolio	091929612	BGSIX
R	BlackRock Science & Technology Opportunities Portfolio	091929224	BGSRX
Service	BlackRock Science & Technology Opportunities Portfolio	091929620	BSTSX
A	BlackRock Short-Term Bond Fund	09253K100	MDDUX
C	BlackRock Short-Term Bond Fund	09253K308	MFDUX
C1	BlackRock Short-Term Bond Fund	09253K407	MCDUX
Institutional	BlackRock Short-Term Bond Fund	09253K605	MADUX
R	BlackRock Short-Term Bond Fund	09253K506	MRDUX
B	BlackRock Short-Term Bond Fund	09253K209	MBDUX
A	BlackRock Short-Term Municipal Fund	09253C868	MELMX
A1	BlackRock Short-Term Municipal Fund	09253C850	MDLMX

BlackRock	BlackRock Short-Term Municipal Fund	09253C793	MPLMX
C	BlackRock Short-Term Municipal Fund	09253C835	MFLMX
Institutional	BlackRock Short-Term Municipal Fund	09253C819	MALMX
B	BlackRock Short-Term Municipal Fund	09253C843	MBLMX
A	BlackRock Small Cap Core Equity Portfolio	091929281	BSQAX
B	BlackRock Small Cap Core Equity Portfolio	091929273	BSQBX
C	BlackRock Small Cap Core Equity Portfolio	091929265	BSQCX
Institutional	BlackRock Small Cap Core Equity Portfolio	091929315	BSQIX
Service	BlackRock Small Cap Core Equity Portfolio	091929299	BSQSX
A	BlackRock Small Cap Growth Equity Portfolio	091928309	CSGEX
B	BlackRock Small Cap Growth Equity Portfolio	091928408	CSGBX
C	BlackRock Small Cap Growth Equity Portfolio	091928507	CGICX
Institutional	BlackRock Small Cap Growth Equity Portfolio	091928101	PSGIX
Service	BlackRock Small Cap Growth Equity Portfolio	091928200	PCGEX
A	BlackRock Small Cap Growth Fund II	09253J103	MDSWX
B	BlackRock Small Cap Growth Fund II	09253J202	MBSWX
C	BlackRock Small Cap Growth Fund II	09253J301	MCSWX
Institutional	BlackRock Small Cap Growth Fund II	09253J509	MASWX
R	BlackRock Small Cap Growth Fund II	09253J400	MRUSX
A	BlackRock Small Cap Index Fund	09253F705	MDSKX
Institutional	BlackRock Small Cap Index Fund	09253F804	MASKX
A	BlackRock Small Cap Value Equity Portfolio	091927715	PSEIX
B	BlackRock Small Cap Value Equity Portfolio	091927699	CCVBX
BlackRock	BlackRock Small Cap Value Equity Portfolio	091937847	BSEBX
C	BlackRock Small Cap Value Equity Portfolio	091927681	BSCCX
Institutional	BlackRock Small Cap Value Equity Portfolio	091927731	PNSEX
Service	BlackRock Small Cap Value Equity Portfolio	091927723	PSESX
A	BlackRock Small/Mid-Cap Growth Portfolio	091937482	SCGAX
B	BlackRock Small/Mid-Cap Growth Portfolio	091937474	SRCBX
C	BlackRock Small/Mid-Cap Growth Portfolio	091937466	SGCDX
Institutional	BlackRock Small/Mid-Cap Growth Portfolio	091937458	SSEGX
R	BlackRock Small/Mid-Cap Growth Portfolio	09256H880	SSPRX
A	BlackRock Strategic Income Portfolio	09256H310	BASIX
C	BlackRock Strategic Income Portfolio	09256H294	BSICX
Institutional	BlackRock Strategic Income Portfolio	09256H286	BSIIX
	BlackRock Strategic Portfolio I	091927707
A	BlackRock Summit Cash Reserves Fund	09253V106	MSAXX
B	BlackRock Summit Cash Reserves Fund	09253V205	MSBXX
C	BlackRock Summit Cash Reserves Fund	998909SC0	SUMLC
Institutional	BlackRock Summit Cash Reserves Fund	998909SR7	SUMLA
A	BlackRock Total Return Fund	09252M107	MDHQX
A1	BlackRock Total Return Fund	09252M206	MEHQX
B1	BlackRock Total Return Fund	09252M404	MGHQX
B2	BlackRock Total Return Fund	09252M750	MJHQX
BlackRock	BlackRock Total Return Fund	09252M743	MPHQX
C	BlackRock Total Return Fund	09252M503	MFHQX
C1	BlackRock Total Return Fund	09252M602	MCHQX
C2	BlackRock Total Return Fund	09252M701	MHHQX

Institutional	BlackRock Total Return Fund	09252M883	MAHQX
R	BlackRock Total Return Fund	09252M800	MRCBX
Service	BlackRock Total Return Fund	09252M768	MSHQX
B	BlackRock Total Return Fund	09252M305	MBHQX
BlackRock	BlackRock Total Return II Portfolio	091928689	CCBBX
C	BlackRock Total Return II Portfolio	091928697	BCBCX
Institutional	BlackRock Total Return II Portfolio	091928747	BFMCX
R	BlackRock Total Return II Portfolio	09256H203	BCBRX
Service	BlackRock Total Return II Portfolio	091928739	CMCBX
A	BlackRock Total Return II Portfolio	091928721	BCBAX
B	BlackRock Total Return II Portfolio	091928713	BCIBX
A	BlackRock U.S. Opportunities Portfolio	091929810	BMEAX
B	BlackRock U.S. Opportunities Portfolio	091929794	BRMBX
C	BlackRock U.S. Opportunities Portfolio	091929786	BMECX
Institutional	BlackRock U.S. Opportunities Portfolio	091929760	BMCIX
Service	BlackRock U.S. Opportunities Portfolio	091929778	BMCSX
A	BlackRock U.S. Treasury Money Market Portfolio	091927376	CUAXX
Institutional	BlackRock U.S. Treasury Money Market Portfolio	091927392	PGIXX
Service	BlackRock U.S. Treasury Money Market Portfolio	091927384	PNGXX
A	BlackRock Utilities and Telecommunications Fund, Inc.	09252V107	MDGUX
B	BlackRock Utilities and Telecommunications Fund, Inc.	09252V602	MGGUX
B1	BlackRock Utilities and Telecommunications Fund, Inc.	09252V206	MBGUX
C	BlackRock Utilities and Telecommunications Fund, Inc.	09252V305	MFGUX
C1	BlackRock Utilities and Telecommunications Fund, Inc.	09252V404	MCGUX
Institutional	BlackRock Utilities and Telecommunications Fund, Inc.	09252V503	MAGUX
A	BlackRock Value Opportunities Fund, Inc.	09252L109	MDSPX
B	BlackRock Value Opportunities Fund, Inc.	09252L208	MBSPX
C	BlackRock Value Opportunities Fund, Inc.	09252L307	MCSPX
Institutional	BlackRock Value Opportunities Fund, Inc.	09252L505	MASPX
R	BlackRock Value Opportunities Fund, Inc.	09252L406	MRSPX
Institutional	BlackRock Virginal Municipal Money Market Portfolio	091927459	PVIXX
Service	BlackRock Virginal Municipal Money Market Portfolio	091927442	VASXX
A	BlackRock World Income Fund, Inc.	09252X103	MDWIX
C	BlackRock World Income Fund, Inc.	09252X301	MHWIX
C1	BlackRock World Income Fund, Inc.	09252X400	MCWIX
Institutional	BlackRock World Income Fund, Inc.	09252X509	MAWIX
B	BlackRock World Income Fund, Inc.	09252X202	MBWIX

VARIABLE SERIES FUNDS INC.

CLASS	FUND NAME	CUSIP	TICKER

I	BlackRock Balanced Capital V.I. Fund	09253L108	AMBLI
I	BlackRock Basic Value V.I. Fund	09253L405	BAVLI
II	BlackRock Basic Value V.I. Fund	09253L504	BAVII
III	BlackRock Basic Value V.I. Fund	09253L603	BVIII
I	BlackRock Fundamental Growth V.I. Fund	09253L843	FDGRI
I	BlackRock Global Allocation V.I. Fund	09253L777	GLALI
II	BlackRock Global Allocation V.I. Fund	09253L769	GLAII
III	BlackRock Global Allocation V.I. Fund	09253L751	GAIII

I	BlackRock Global Growth V.I. Fund	09253L819	GLGRI
III	BlackRock Global Growth V.I. Fund	09253L785	GGIII
I	BlackRock Government Income V.I. Fund	09253L744	GVBDI
I	BlackRock High Income V.I. Fund	09253L710	HICUI
I	BlackRock International Value V.I. Fund	09253L645	IVVVI
I	BlackRock Large Cap Core V.I. Fund	09253L611	LGCCI
II	BlackRock Large Cap Core V.I. Fund	09253L595	LGCII
III	BlackRock Large Cap Core V.I. Fund	09253L587	LCIII
I	BlackRock Large Cap Growth V.I. Fund	09253L579	LGGGI
III	BlackRock Large Cap Growth V.I. Fund	09253L553	LGIII
I	BlackRock Large Cap Value V.I. Fund	09253L546	LCVAX
II	BlackRock Large Cap Value V.I. Fund	09253L538	LCVBX
III	BlackRock Large Cap Value V.I. Fund	09253L520	LVIII
I	BlackRock Money Market V.I. Fund	09253L876	DMMKI
I	BlackRock S&P 500 Index V.I. Fund	09253L678	IDXVI
II	BlackRock S&P 500 Index V.I. Fund	09253L660	IXVII
I	BlackRock Total Return V.I. Fund	09253L702	CRBDI
I	BlackRock Utilities and Telecommunications V.I. Fund	09253L512	UTTLI
I	BlackRock Value Opportunities V.I. Fund	09253L470	SMCPI
II	BlackRock Value Opportunities V.I. Fund	09253L462	SMCII
III	BlackRock Value Opportunities V.I. Fund	09253L454	SCIII

SERIES FUNDS INC.

CLASS	FUND NAME	CUSIP	TICKER

NA	BlackRock Balanced Capital Portfolio	09253M601	BLCPS
NA	BlackRock Fundamental Growth Portfolio	09253M502	FDGRS
NA	BlackRock Global Allocation Portfolio	09253M700	GLALS
NA	BlackRock Government Income Portfolio	09253M205	ITMGV
NA	BlackRock High Income Portfolio	09253M809	HIYLD
NA	BlackRock Large Cap Core Portfolio	09253M403	LGCCS
NA	BlackRock Money Market Portfolio	09253M106	MNRSV
NA	BlackRock Total Return Portfolio	09253M304	CRBDS

FDP SUBADVISED FUNDS

CLASS	FUND NAME	CUSIP	TICKER

A	Marsico Growth FDP Fund	30246Y106	MDDDX
B	Marsico Growth FDP Fund	30246Y205	MBDDX
C	Marsico Growth FDP Fund	30246Y304	MCDDX
Institutional	Marsico Growth FDP Fund	30246Y403	MADDX
A	MFS Research International FDP Fund	30246Y841	MDIQX
B	MFS Research international FDP Fund	30246Y833	MBIQX
C	MFS Research international FDP Fund	30246Y825	MCIQX
Institutional	MFS Research international FDP Fund	30246Y817	MAIQX
A	Van Kampen Value FDP Fund	30246Y502	MDVVX
B	Van Kampen Value FDP Fund	30246Y601	MBVVX
C	Van Kampen Value FDP Fund	30246Y700	MCVVX
Institutional	Van Kampen Value FDP Fund	30246Y809	MAVVX
A	Franklin Templeton Total Return FDP Fund	30246Y882	MDFFX

B	Franklin Templeton Total Return FDP Fund	30246Y874	MBFFX
C	Franklin Templeton Total Return FDP Fund	30246Y866	MCFFX
Institutional	Franklin Templeton Total Return FDP Fund	30246Y858	MAFFX

BOND ALLOCATION TARGET SHARES (BATS)

CLASS	FUND NAME	CUSIP	TICKER

C	BlackRock Bond Allocation Target Shares	092480102	BRACX
M	BlackRock Bond Allocation Target Shares	092480201	BRAMX
S	BlackRock Bond Allocation Target Shares	092480300	BRASX
N	BlackRock Bond Allocation Target Shares	092480409	BRANX

MANAGED ACCOUNT SERIES

CLASS	FUND NAME	CUSIP	TICKER

NA	Managed Account Series US Mortgage Portfolio	561656109	MSUMX
NA	Managed Account Series High Income Portfolio	561656208	MHINX
NA	Managed Account Series Global Small Cap Portfolio	561656307	MGCSX
NA	Managed Account Series Mid Cap Value Opportunities Portfolio	561656406	MMCVX

CLOSED END FUNDS

CLASS	FUND NAME	CUSIP	TICKER

II	BlackRock Senior Floating Rate Fund II, Inc.	09252W105	XMPCX
I	BlackRock Senior Floating Rate Fund, Inc.	09252T102	XMPFX
	BlackRock Fixed Income Value Opportunities	09256W101